TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION August 2, 2022 Second Quarter 2022 Supplemental Information Exhibit 99.2

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Forward-Looking Statements and Other Disclosures TPG RE Finance Trust, Inc.| 2Q 2022 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2022, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following:  the general political, economic, regulatory, and competitive conditions in the markets in which we invest;  the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates such as term or compounded Secured Overnight Financing Rate ("SOFR");  adverse changes in the real estate and real estate capital markets;  general volatility of the securities markets in which we participate;  changes in our business, investment strategies or target assets;  difficulty in obtaining financing or raising capital;  reductions in the yield on our investments and increases in the cost of our financing;  adverse legislative or regulatory developments, including with respect to tax laws;  acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments;  global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, labor shortages, currency fluctuations and challenges in global supply chains;  the ongoing impact of the COVID-19 pandemic on our business, U.S. and global economies, the real estate industry and our borrowers, and the performance of the properties securing our loans;  changes in the availability of attractive loan and other investment opportunities, whether due to competition, regulation or otherwise;  deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments;  defaults by borrowers in paying debt service or principal on outstanding indebtedness;  the adequacy of collateral securing our investments and declines in the fair value of our investments;  adverse developments in the availability of desirable investment opportunities;  difficulty in successfully managing our growth, including integrating new assets into our existing systems;  the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company;  the availability of qualified personnel and our relationship with our Manager;  the potential unavailability of the London Interbank Offered Rate (“LIBOR”) after June 30, 2023;  conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG;  our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and  authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 3 TPG RE Finance Trust, Inc. $5.2 billion Investment Portfolio 1. Weighted average coupon calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor, as applicable; Weighted Average cost of funds excludes current index rate or index rate floor, as applicable 2. See Appendix for definitions, including LTV and Total Leverage Ratio 3. Includes one non-consolidated senior interest of $132.0 million; See Appendix for definitions, including non-consolidated senior interest 4. See page 7 for additional detail 5. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 7. Represents an annualized dividend yield based on the June 30, 2022 closing share price of $9.01 8. Represents ratio of Distributable Earnings per diluted share to dividends declared per common share for the three months ended June 30, 2022 Note: Data as of June 30, 2022 Loan Portfolio $71.0 million Average Loan Size 5.25% Weighted Average Coupon1 100% Floating Rate Portfolio 67.6% Weighted Average LTV2 $380.3 million of Originations in 2Q22 $6.2 billion Financing Capacity3 Liquidity & Capitalization 73.7% Non-Mark-to-Market Financing3 2.6x Total Leverage Ratio2 1.81% Weighted Average Cost of Funds1 80.0% Weighted Average Approved Advance Rate $771.7 million of Liquidity4 Dividends & Earnings ($0.11) 2Q22 (Loss) per Diluted Share5 $0.27 2Q22 Distributable Earnings per Diluted Share6 10.7% Annualized Dividend Yield Common Dividend Coverage Ratio of 1.1x $16.03 Book Value per Share at June 30, 2022 TPG RE Finance Trust, Inc.| 2Q 2022 $0.24 2Q22 Common Dividend Declared 7 8

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 4 Operating Performance and Common Dividend Coverage 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings Operating Performance ($ in millions) 2Q22 1Q22 4Q21 3Q21 GAAP Net Income (Loss) ($5.4) $23.8 $44.9 $29.3 Net Income (Loss) Attributable to Common Stockholders1 ($8.8) $20.4 $41.4 $26.0 Distributable Earnings2 $21.5 $26.6 $18.5 $27.0 Cash Dividends Declared on Common Shares $18.7 $18.7 $18.7 $18.6 Special Cash Dividends Declared on Common Shares - - $5.5 - Total Cash Dividends Declared on Common Shares $18.7 $18.7 $24.2 $18.6 TPG RE Finance Trust, Inc.| 2Q 2022 $0.28 $0.34 $0.24 $0.35 $0.27 $0.33 $0.23 $0.33 $0.24 $0.24 $0.31 $0.24 2Q22 1Q22 4Q21 3Q21 Distributable Earnings per Basic Share Distributable Earnings per Diluted Share Common Dividend per Share Stable Distributable Earnings & Common Dividend Coverage Special Dividend $0.07 Common Dividend $0.24

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 5 QoQ Earnings per Share Walk ($0.07) ($0.05) ($0.06) ($0.04)$0.47 $0.25 -$0.20 $0.00 $0.20 $0.40 $0.60 Net Interest Income Management Fee Other Income & Other Expenses Credit Loss Expense, net Preferred Stock Dividends and Participating Securities' Share in Earnings 1Q22 Diluted Earnings (Loss) per Common Share1 1Q22 Earnings per Share Walk ($0.07) ($0.07) ($0.04) ($0.55) ($0.04) $0.17 $0.49 ($0.11) -$0.20 $0.00 $0.20 $0.40 $0.60 Net Interest Income Management Fee Incentive Fee Other Income & Other Expenses Gain on Sale of Real Estate Owned, net Credit Loss Expense, net Preferred Stock Dividends and Participating Securities' Share in Earnings 2Q22 Diluted Earnings (Loss) per Common Share1 2Q22 Earnings per Share Walk 1. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 6 Book Value Walk 2Q 2022 1. Does not reflect dilutive impact of 12M outstanding warrants. Each warrant entitles the holder thereof to purchase one share of our common stock for $7.50 per share, subject to adjustment. The warrants are exercisable on a net settlement basis, such that the holder of the warrants will receive shares in an amount (rounded down to the nearest whole share) equal to the difference between the fair market value of one share of common stock on the exercise date and the strike price multiplied by the number of warrants exercised divided by the fair market value of one share of common stock. Note: Totals may not sum due to rounding Change in Book Value Per Share ($0.04) ($0.24) ($0.04) ($0.55) $0.48 $0.01 $16.41 $16.03 Book Value 3/31/22 Issuance of Common Stock Net Income, Excluding Credit Loss Expense Dividends on Common Shares Dividends on Preferred Shares Equity Compensation Credit Loss Expense, net Book Value 6/30/22 Net Income Excluding Credit Loss Expense Covers Both Common and Preferred Dividends Beginning Book Value1 Ending Book Value1 CECL Reserve per Share $0.66 CECL Reserve per Share $1.21 TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 2.40x 2.36x 2.50x 2.47x2.49x 2.45x 2.59x 2.56x 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Debt-to-Equity Ratio Total Leverage Ratio Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios3 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Includes $234.1 million held at the trustee for future reinvestment 3. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding 7TPG RE Finance Trust, Inc.| 2Q 2022 $15.0 $15.0 $16.2 $17.3 $254.3 $245.6 $335.4 $338.7 $49.9 $60.3 $32.3 $50.7 $6.9 $0.2 $0.3 $365.02 $326.1 $321.1 $384.2 $771.7 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 1

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 8 Loan Portfolio Overview 22.3% 30.7% 36.0% 44.0% 39.6% 37.2% 12.7% 11.8% 9.5%8.9% 8.8% 7.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% June 30, 2021 March 31, 2022 June 30, 2022 Multifamily Office Hotel Life Science Office – Traditiona l Property Type Migration2 TPG RE Finance Trust, Inc.| 2Q 2022 Loan Investment Portfolio 2Q22 1Q22 QoQ Change Total Loan Commitments $5,186.5M $5,593.3M (7.3%) Unpaid Principal Balance $4,710.2M $5,125.2M (8.1%) Average Loan Size $71.0M $76.6M (7.2%) MSA Concentrations (Top 25 / Top 10)1 76.5% / 51.8% 80.2% / 50.3% (4.7%) / 2.9% Weighted Average Loan Risk Rating 3.2 3.1 NM Office Exposure: 18.3% Decrease YoY Multifamily Exposure: 38.1% Increase YoY 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. As a percent of total commitment

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Hotel 9.5% Other 1.8% Office 37.2% Life Science 7.8% Industrial 2.2% Multifamily 36.0% Mixed-Use 5.5% Floating 100.0% National, Major Market Footprint1 Lending Focused in Top 25 Markets4 Top 25 Markets Account for 76.5% of Total Loan Commitments Loan Category Geographic Diversity Diversified Loan Portfolio Property Diversity1,3 1. By total loan commitment at June 30, 2022 2. Includes Other, Retail and Condominium properties totaling 1.8% of total loan portfolio (1.0%, 0.6% and 0.2%, respectively) 3. See Appendix for definitions 4. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 5. Calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor on a loan-by-loan basis 1,3 1,3 Top 10 51.8% Top 11-25 24.7% Other 23.5% Fixed vs. Floating CA 27.5% NY 16.2% TX 9.6% PA 6.8% FL 7.0% NC 2.0% GA 2.9% NJ 3.6% VA 4.1% MA 0.2% MO 2.3% IL 2.3% LA 1.0% HI 0.8% KY 0.8% MD 2.4% Bridge 32.5% Light Transitional 32.4% Moderate Transitional 33.4% Construction 1.7% 9 IN 0.9% OH 1.7% AZ 0.7% AR 1.8% CO 1.0% TN 2.6% SC 1.7% WA 0.1% 2 East 37.6% Southwest 12.4% West 30.2% Midwest 7.2% Southeast 12.6%  Loan Portfolio: $5.2 billion commitments | $4.7 billion UPB  Weighted Average Coupon: 5.25%5  Weighted Average Credit Spread: 3.44%  Weighted Average Index Rate Floor: 90 bps  Weighted Average Risk Rating: 3.2  Weighted Average LTV: 67.6% TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Loan Portfolio Walk 1. Loan commitments exclude (1) PIK interest resulting from previously modified loans of $2.4 million as of June 30, 2022, $2.7 million as of March 31, 2022, $3.0 million as of December 31, 2021, $3.5 million as of September 30, 2021, and $4.2 million as of June 30, 2021, and includes (2) $7.8 million commitment related to a non-performing retail loan held for investment. The commitment cannot be drawn by the borrower. This loan was repaid in July 2022. 2. New loan originations include initial loan funding amounts at the transaction close date; all subsequent loan fundings are included in deferred fundings. 3. Includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021. 4. Includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan. Note: As of September 30, 2021 loan portfolio data includes one loan classified as held for sale with a carrying value of $86.6 million; loan was sold in 4Q21 Total Loan Commitments1 UPB Deferred Fundings and New Loan Originations2 Unfunded Loan CommitmentsRepayments/Sales 10 Loan Funding Activity ($460.4) ($523.6)4 ($48.0) ($757.0) $4,833.5 $37.3 $433.6 $4,844.0 $34.4 $564.53 $4,919.3 $29.2 $224.6 $5,125.2 $29.3 $312.7 $4,710.2 $488.9 $487.7 $487.8 $463.0 $470.9 6/30/2021 Deferred Fundings Originations Repayments & Sales 9/30/2021 Deferred Fundings Originations Repayments & Sales 12/31/2021 Deferred Fundings Originations Repayments & Sales 3/31/2022 Deferred Fundings Originations Repayments & Sales 6/30/2022 $5,318.3 $5,328.7 $5,411.9 4 $5,593.3 $5,186.5 TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Multifamily and Office Loan Overview Office  37.2% of total loan commitments at June 30, 2022 − 92.3% in Top 25 US MSAs / 82.3% in Top 10 − 67.6% Weighted Average LTV1 − Office loans comprised 6.0% of TTM Originations − 100% Interest Collections in 2Q22 Multifamily 1. See Appendix for definitions, including LTV Note: Green dots on maps represent loans originated in the trailing twelve months 11TPG RE Finance Trust, Inc.| 2Q 2022  36.0% total loan commitments at June 30, 2022 − 59.0% in Top 25 US MSAs / 31.0% in Top 10 − 73.0% Weighted Average LTV1 − Multifamily loans comprised 78.3% of TTM Originations − 100% Interest Collections in 2Q22

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 12 1H 2022 Loan Originations Investment Highlights1  12 first mortgage loans  Total commitments of $613.3M  Initial fundings of $537.3M  Average loan size of $51.1M  100% floating rate  Weighted average interest rate of Term SOFR+ 3.96%  Weighted average index rate floor of 20 bps  Weighted Average LTV of 66.8% Loan Originations vs. Total Loan Portfolio Office 37.2% Multifamily 73.3% Multifamily 36.0% Hotel 9.5% Life Science 7.8% Mixed-Use 5.5% Industrial 18.4% Industrial 2.2% Other 8.3% Other 1.8% 1H 2022 Originations Total Portfolio Property Type as % of Total Commitments Southwest 28.4% West 28.1% East 43.5% East 37.6% Midwest 7.2% Southwest 12.4% Southeast 12.6% West 30.2% Geographic Diversity as % of Total Commitments 1H 2022 Originations Total Portfolio 2 1. See Appendix for definitions, including LTV 2. Includes Other, Retail and Condominium properties totaling 1.8% of total loan portfolio (1.0%, 0.6% and 0.2%, respectively) TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 13 Select 2Q22 Loan Originations Multifamily Multifamily Multifamily $97.0M $63.0M $51.6M Los Angeles, CA Buffalo, NY San Antonio, TX  176-unit Class A property consisting of 5 floors above 2.5 floors of subterranean and partially-subterranean parking  376-unit, 38-building property comprised of four mid-rise buildings totaling 104 units, and 34 carriage house buildings totaling 272 units  324-unit Class B property  Project is on-budget; Sponsor intends to stabilize property over a 14-month period, beginning in 4Q 2022  Deliver and lease-up remaining units (~13%), and increase rents at the property  Undertake in-unit renovations and increase rents 60.0% / N/A3 67.1% / 5.7% 70.2% / 5.0% Moderate Transitional Bridge Bridge April 2022 April 2022 June 2022 Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield1,2 Loan Category1 Property Photos Investment Date 1. See Appendix for definitions, including LTV and Loan Category 2. In-place debt yield for loans originated during 2Q22 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date 3. Property is nearing completion of construction TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 3.3 3.0 3.1 3.0 3.4 3.0 5.0 3.0 3.0 3.23.2 3.0 3.5 2.7 3.3 3.0 5.0 3.0 3.1 2Q 2022 1Q 2022 Risk Ratings and CECL Reserve Dispersion of Risk Ratings Stable Risk Ratings By Amortized Cost Risk Ratings by Property Type By Amortized Cost 84 85 91 159 19 21 103 85 91 180 9/30/2021 12/31/2021 3/31/2022 6/30/2022 General Reserve Specifically Identified Loan Trailing 4 Quarter Average: 115 bps of Total Loan Commitment CECL Reserve bps of Total Loan Commitments 5 TPG RE Finance Trust, Inc.| 2Q 2022 14 3.11 3.01 3.14 3.17 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Start of Period 3.1 3.1 3.0 3.1 Repayments/ Sales 2.4 3.3 3.0 2.8 Originations 3.0 3.0 3.0 3.0 End of Period 3.1 3.0 3.1 3.2 Trailing 4 Quarter Average: 3.11 $349.6 $3,305.0 $968.1 $78.7 1 2 3 4 5 Weighted Average Risk Rating of 3.2 June 30, 2022 Risk Ratings By Amortized CostLoan Count: 73 $0.0 55 12 24

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Loan Financing Overview 1. Represents capacity available to be borrowed provided we pledge, and the lender approves, additional collateral assets 2. Non-MTM financing providing the Company with interim financing of eligible loans for up to 180 days at an initial advance rate of 75.0%, which declines to 65.0%, 45.0%, and 0.0% after 90, 135, and 180 days from initial borrowing 3. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 4. Based on extended maturity dates where ability to extend is at Company’s option 5. Includes mark-to-market secured financing agreements and asset-specific financings 6. Includes non-mark-to-market secured financing agreements and collateralized loan obligations 2Q22 Financing Activity  Closed an asset-specific financing arrangement with Axos Bank providing $89.8M of non-mark-to-market financing for one performing first mortgage loan secured by an office property  Closed a $200.0 million loan financing facility with BMO Harris Bank providing asset-specific financing on a non-mark- to-market basis with matched term Non-MTM Borrowings Exceed 70% Maturity Profile of Outstanding Borrowings4 2.54x 2.64x Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements Usage Available1 3.38x 3.49x $0 $200 $400 $600 $800 $1,000 $1,200 < 1 Year 1 - 3 Years 3 - 5 Years > 5 Years MTM Financing Non-MTM Financing $249.5M Non-Mark-to-Market Mark-to-Market Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements 73.7% 15TPG RE Finance Trust, Inc.| 2Q 2022 Collateralized Loan Obligations $2,651.9M Secured Credit Agreement3 $226.0M $52.1M Secured Revolving Credit2 $197.9M Asset-Specific $124.2M Asset-Specific $165.6M Secured Credit Agreements $1,066.1M Secured Credit Agreements $1,533.9M Secured Credit Agreement3 Non-Consolidated Senior Interest 26.3% $23.5M 4 $ in millions Secured Revolving Credit Facility2 $132.0M 5 3,6

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Capital Structure Capital Structure Composition Capital Structure Detail ($ in millions) 1. All but one of our seven secured credit agreements are subject to credit marks only 2. Includes one secured credit facility which may be re-margined beginning on October 30, 2022 based on only an LTV test 3. Weighted average term to extended maturity of the six secured credit facilities, assuming all extension options and term-out provisions are exercised 4. Represents extended maturity 5. Represents weighted average legal maturity date 6. Represents fixed rate dividend Note: Totals may not sum due to rounding 16 ($ in millions) Total Commitments W.A. Approved Advance Rate Look- Through LTV W.A. Cost of Funds W.A. Maturity Outstanding at 6/30/22 Secured Credit Agreements (MTM)1 $2,600.0 77.3% 52.2% 1.72% Feb 20253 $1,066.1 Secured Credit Agreement (Non-MTM)2 $249.5 60.0% 37.0% 4.50% Oct 20254 $23.5 Total Secured Credit Agreements $2,849.5 77.0% 51.8% 1.78% $1,089.6 Asset-Specific Financing $289.8 58.3% 39.7% 3.58% Feb 2025 $124.2 Secured Revolving Credit Facility (Non-MTM) $250.0 75.0% 53.9% 2.00% Feb 2025 $52.1 Collateralized Loan Obligations $2,651.9 82.3% 56.2% 1.74% Aug 20375 $2,651.9 Total Portfolio Financing $6,041.2 80.0% 54.3% 1.81% $3,917.8 Series C Preferred Equity Series C Cumulative Redeemable Preferred Stock 6.25%6 $194.4 Common Equity Common Equity ($0.001 par value per share; 77,403,381 shares issued and outstanding) $1,247.5 Total Permanent Equity $1,441.9 Total Capitalization $5,359.8 1 Common Equity at Book Value Series C Preferred Stock Collateralized Loan Obligations (Non-MTM) Secured Credit Agreements (MTM)1 Secured Revolving Credit Facility (Non-MTM) Secured Credit Agreements (Non-MTM)2 $2,651.9 (49%) $1,066.1 (20%) $194.4 (4%) $1,247.5 (23%) $52.1 (1%) $124.2 (2%) $23.5 (1%) Asset-Specific Financing TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION $0.00 $0.01 $0.02 $0.05 $0.07 $0.00 $0.02 $0.04 $0.06 $0.08 -0.25% 0.0 0% 0.5 0% 1.0 0% 2.0 0% 3.0 0% 17 Positioned for Rising Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 Index Rate 1. Static analysis based on loan portfolio composition as of 2Q 2022 2. Average of LIBOR and Term SOFR at spot date $0.00 Index Rate at June 30, 2022 LIBOR: 1.79% Term SOFR: 1.69% + 1. 0%+ 0.50%- 0.2% + 3.0%+ 2. 0%- TPG RE Finance Trust, Inc.| 2Q 2022 Portfolio Index Rate Floor Distribution $2,202M $451M $919M $1,062M $75M0.16% 0.87% 1.42% 1.91% 2.05% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $500 $1,000 $1,500 $2,000 $2,500 0.50% or Less 0.51% to 1.00% 1.01% to 1.50% 1.51% to 2.00% 2.01% or More W eighted Average Index Rate Floor U PB ($ in m ill io ns ) Index Rate Floors Portfolio Weighted Average Index Rate Floor Average Index Rate at June 30, 20222 Average Index Rate at July 29, 20222Weighted Average Index Rate Floor, per Rate Cohort

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Appendix

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 19 TRTX Loan Portfolio Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate3 Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV4 Risk Rating4 Loan 1 $290.8 $289.0 L + 1.6% 2.2 years New York, NY Office $574 Sq. ft. 65.2%5 3 Loan 2 $215.0 $131.9 L + 3.9% 3.9 years Daly City (San Francisco), CA Life Science $545 Sq. ft. 63.1% 3 Loan 36 $190.0 $190.0 L + 2.9% 0.7 years New York, NY Office $859 Sq. ft. 65.2% 3 Loan 4 $188.0 $187.0 L + 3.4% 4.1 years Various, NJ Multifamily $151,369 / Unit 71.3% 3 Loan 57 $179.6 $179.6 L + 3.7% 0.2 years Philadelphia, PA Office $168 Sq. ft. 73.6% 4 Loan 68 $173.3 $173.3 L + 4.3% 0.3 years Philadelphia, PA Office $213 Sq. ft 72.2% 2 Loan 7 $152.6 $110.1 L + 3.4% 2.1 years Brookhaven (Atlanta), GA Office $215 Sq. ft. 61.4% 3 Loan 8 $143.0 $134.5 L + 2.6% 1.2 years New York, NY Mixed-Use $1,741 Sq. ft. 61.0% 4 Loan 9 $122.5 $118.0 L + 2.9% 3.9 years Towson, MD Multifamily $147,947 / Unit 70.2% 3 Loan 10 $114.0 $86.0 L + 3.1% 4.0 years Hayward, CA Life Science $308 Sq. ft. 49.7% 3 Loans 11 – 73 $3,417.6 $3,110.9 BR + 3.7% 3.2 years 68.2% 3.2 Total Loans $5,186.5 $4,710.2 BR + 3.4% 2.7 years 67.6% 3.2 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. “BR” refers to underlying benchmark interest rate, either Term SOFR or 1-month LIBOR 4. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 5. Calculated as the ratio of unpaid principal balance as of June 30, 2022 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million 6. Comprised of a first mortgage loan of $101.0 million and a contiguous mezzanine loan of $89.0 million, of which we own both; each loan carries the same interest rate 7. Comprised of a first mortgage loan of $129.4 million and a contiguous mezzanine loan of $50.2 million, of which we own both; each loan carries the same interest rate 8. Loan repaid in full in July 2022 Note: As of June 30, 2022; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform $ Millions TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 20 Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings Three Months Ended (unaudited) June 30, 2022 March 31, 2022 Dec 31, 2021 Sep 30, 2021 Net Income (Loss) ($5,434) $23,781 $44,878 $29,325 Preferred Stock Dividends1 (3,148) (3,148) (3,148) (3,157) Participating Securities' Share in Earnings (Loss) (226) (197) (301) (122) Net (Loss) Income Attributable to Common Stockholders ($8,808) $20,436 $41,429 $26,046 Weighted-Average Common Shares Outstanding, Basic 77,188,291 77,183,957 77,053,224 77,060,225 Weighted-Average Common Shares Outstanding, Diluted 77,188,291 81,788,723 81,983,310 82,028,975 (Loss) Earnings Per Common Share, Basic ($0.11) $0.26 $0.54 $0.34 (Loss) Earnings Per Common Share, Diluted ($0.11) $0.25 $0.51 $0.32 Utilization of Taxable Income Capital Loss Carryforwards2 (13,291) - (15,790) Non-Cash Stock Compensation Expense 1,328 1,266 1,665 1,250 Credit Loss (Benefit) Expense3 42,290 4,884 (8,758) (343) Distributable Earnings $21,519 $26,586 $18,546 $26,953 Weighted-Average Common Shares Outstanding, Basic 77,188,291 77,183,957 77,053,224 77,060,225 Weighted-Average Common Shares Outstanding, Diluted 80,592,302 81,788,723 81,983,310 82,028,975 Distributable Earnings per Common Share, Basic $0.28 $0.34 $0.24 $0.35 Distributable Earnings per Common Share, Diluted $0.27 $0.33 $0.23 $0.33 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock 2. For the three months ended June 30, 2022 and December 31, 2021, taxable income capital loss carryforwards were utilized to offset a $13.3 million and $15.8 million taxable gain realized from the partial sale of an REO Property, respectively 3. Credit Loss (Benefit) Expense for the three months ended December 31, 2021 excludes the reversal of a $8.2 million reduction in our credit loss reserve associated with the partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan; for the three months ended September 30, 2021 excludes a $0.5 million loss on sale upon the transfer of one loan from our loans held for investment portfolio to loan held for sale at quarter end  The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share For the Period Ended June 31, 2022 March 31, 2022 Dec 31, 2021 Sep 30, 2021 Total Stockholders’ Equity $1,441,928 $1,467,908 $1,464,706 $1,445,467 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders’ Equity, Net of Preferred Stock 1,240,553 1,266,533 1,263,331 1,244,092 Number of Common Shares Outstanding at Period End 77,403,381 77,185,845 77,183,892 77,047,966 Book Value per Common Share $16.03 $16.41 $16.37 $16.15 TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION ASSETS June 30, 2022 December 31, 2021 Cash and Cash Equivalents $355,994 $260,635 Restricted Cash 789 404 Accounts Receivable 112 12 Collateralized Loan Obligation Proceeds Held at Trustee 130,908 204 Accounts Receivable from Servicer/Trustee 259,823 176 Accrued Interest and Fees Receivable 28,676 26,620 Loans Held for Investment 4,701,410 4,909,202 Allowance for Credit Losses (84,156) (41,999) Loans Held for Investment, net (includes $1,502,203 and $1,697,481, respectively, pledged as collateral under secured financing agreements) 4,617,254 4,867,203 Real Estate Owned 0 60,622 Other Assets 1,533 2,144 Total Assets $5,395,089 $5,218,020 LIABILITIES AND EQUITY Liabilities Accrued Interest Payable $4,300 $2,723 Accrued Expenses and Other Liabilities 17,723 11,563 Collateralized Loan Obligations, net 2,639,314 2,545,691 Secured Financing Agreements, net 1,137,416 1,162,206 Asset Specific Financings, net 123,579 — Payable to Affiliates 11,039 5,609 Deferred Revenue 1,064 1,366 Dividends Payable 18,726 24,156 Total Liabilities $3,953,161 $3,753,314 Commitments and Contingencies Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common Stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 77,403,381 and 77,183,892 shares issued and outstanding, respectively) 77 77 Additional Paid-in-Capital 1,714,480 1,711,886 Accumulated Deficit (272,637) (247,265) Total Stockholders' Equity 1,441,928 1,464,706 Total Permanent Equity 1,441,928 1,464,706 Total Liabilities and Stockholders' Equity $5,395,089 $5,218,020 All amounts in thousands except share and per share amounts 21 Consolidated Balance Sheets TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION 22 Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) All amounts in thousands except share and per share amounts Three Months Ended June 30, INTEREST INCOME AND INTEREST EXPENSE 2022 2021 Interest Income $66,021 $61,915 Interest Expense (28,008) (22,017) Net Interest Income 38,013 39,898 OTHER REVENUE Other Income, net 629 157 Total Other Revenue 629 157 OTHER EXPENSES Professional Fees 1,150 1,137 General and Administrative 949 1,081 Stock Compensation Expense 1,328 1,393 Servicing and Asset Management Fees 493 328 Management Fee 5,856 5,344 Incentive Management Fee 5,183 - Total Other Expenses 14,959 9,283 Gain on Sale of Real Estate Owned, net 13,291 - Credit Loss (Expense) Benefit, net (42,290) 1,852 (Loss) Income Before Income Taxes (5,316) 32,624 Income Tax Expense, net (118) (233) Net (Loss) Income ($5,434) $32,391 Preferred Stock Dividends and Participating Securities’ Share in Earnings (Loss) (3,374) (6,947) Series B Preferred Stock Redemption Make-Whole Payment - (22,485) Series B Preferred Stock Accretion, including Allocated Warrant Fair Value and Transaction Costs _____ (23,997) Net (Loss) Income Attributable to Common Stockholders ($8,808) ($21,038) (Loss) Earnings per Common Share, Basic ($0.11) ($0.27) (Loss) Earnings per Common Share, Diluted ($0.11) ($0.27) Weighted Average Number of Common Shares Outstanding Basic: 77,188,291 76,899,270 Diluted: 77,188,291 76,899,270 Dividends Declared per Common Share $0.24 $0.20 OTHER COMPREHENSIVE INCOME Net (Loss) Income (5,434) 32,391 Comprehensive Net (Loss) Income ($5,434) $32,391 TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Consolidated Statements of Cash Flows All amounts in thousands Six Months Ended 23TPG RE Finance Trust, Inc.| 2Q 2022 Cash Flows from Operating Activities: June 30, 2022 June 30, 2021 Net Income $18,347 $64,347 Adjustment to Reconcile Net Income (Loss) to Net Cash Flows from Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, Net (3,627) (3,775) Amortization of Deferred Financing Costs 7,400 7,644 Decrease of Accrued Capitalized Interest 613 548 Gain on Sale of Real Estate Owned, net (13,291) — Loss on Sale of Loans Held for Investment, net — 1,626 Stock Compensation Expense 2,594 2,849 Increase (Decrease) of Allowance For Credit Losses 47,174 (7,515) Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 50 30 Accrued Interest Receivable (2,260) (2,051) Accrued Expenses and Other Liabilities 757 (4,716) Accrued Interest Payable 1,577 146 Payable to Affiliates 5,430 167 Deferred Fee Income (302) (97) Other Assets 611 1,857 Net Cash Provided by Operating Activities 65,073 61,060 Cash Flows from Investing Activities: Origination of Loans Held for Investment (535,053) (631,408) Advances on Loans Held for Investment (58,558) (73,136) Principal Repayments of Loans Held for Investment 414,118 282,583 Sale of Real Estate Owned 73,913 — Sales of Loans Held for Investment — 58,374 Net Cash (Used in) Investing Activities (105,580) (363,587) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (811,100) (36,373) Proceeds from Collateralized Loan Obligations 907,031 1,037,500 Payments on Secured Financing Agreements (871,970) (868,083) Proceeds from Secured Financing Agreements 847,479 208,435 Proceeds from Asset-Specific Financing Arrangements 124,202 — Payment of Deferred Financing Costs (10,242) (8,119) Proceeds from Issuance of Series C Cumulative Redeemable Preferred Stock — 201,250 Series B Preferred Stock Redemption Make-Whole Payment — (22,485) Series B Preferred Stock Redemption at Par Value — (225,000) Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs — (6,360) Dividends Paid on Common Stock (42,853) (44,998) Dividends Paid on Preferred Stock (6,296) (12,338) Net Cash Provided by Financing Activities 136,251 223,429 Net Change in Cash, Cash Equivalents, and Restricted Cash 95,744 (79,098) Cash, Cash Equivalents and Restricted Cash at Beginning of Period 261,039 319,669 Cash, Cash Equivalents and Restricted Cash at End of Period $356,783 $240,571 Supplemental Disclosure of Cash Flow Information: Interest Paid 41,604 34,526 Taxes Paid 125 973 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Collateralized Loan Obligation Proceeds Held at Trustee 130,704 — Dividends Declared, not paid 18,726 15,500 Principal Repayments of Loans Held for Investment by Servicer/Trustee, net 259,595 55,872 Accrued Equity Issuance and Transaction Costs — 506 Accrued Deferred Financing Costs 388 587

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Definitions  Distributable Earnings is a non-GAAP measure defined as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments.  We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities.  Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period.  A loan will be written off as a realized loss when it is deemed non-recoverable, or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset.  Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings 24TPG RE Finance Trust, Inc.| 2Q 2022

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Definitions (cont.)  Fundings to borrowers that are made under existing loan commitments after a loan closing dateDeferred Fundings Geographic Diversity  TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-Q at June 30, 2022 follows (dollars in millions): Region Form 10-Q Reclassification Supplemental % Total Commitment East $1,942.5 $9.0 $1,951.5 37.6% South 1,290.9 (1,290.9) - - West 1,510.3 $56.8 1,567.1 30.2% Midwest 372.8 - 372.8 7.2% Southeast - 654.5 654.5 12.6% Southwest - 640.6 640.6 12.4% Various 70.0 (70.0) - - Total $5,186.5 $- $5,186.5 100.0% Note: Totals may not sum due to rounding 25TPG RE Finance Trust, Inc.| 2Q 2022  Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV)  Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable (if any), less cash, to (ii) total stockholders’ equity, at period end  Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable (if any), plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Definitions (cont.) 26TPG RE Finance Trust, Inc.| 2Q 2022  Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies  Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy  Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy  Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land Loan Category Non-Consolidated Senior Interest  TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party, we retain on our balance sheet a mezzanine loan

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Definitions (cont.) 27TPG RE Finance Trust, Inc.| 2Q 2022 Property Types  Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income  Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings  Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, which ratings are defined as follows: – 1 - Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; – 2 - Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; – 3 - Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; – 4 - Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and – 5 - Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; the loan is in default or substantially in default; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss.

TPG HIGHLY CONFIDENTIAL — NOT FOR DISTRIBUTION Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Brandon Fox Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BTIG Eric Hagen +1 (212) 738-6014 Citigroup Securities Arren Cyganovich +1 (212) 816-3733 JMP Securities Steven DeLaney +1 (212) 906-3517 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Wells Fargo Donald Fandetti +1 (212) 214-8069 TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com. 28TPG RE Finance Trust, Inc.| 2Q 2022 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com